Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

First Quarter 2018

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	6	Annuities — Statements of Adjusted Earnings
	7	Annuities — Select Operating Metrics
	9	Life — Statements of Adjusted Earnings
	10	Life — Select Operating Metrics
	12	Run-off — Statements of Adjusted Earnings
	13	Run-off — Select Operating Metrics
	14	Corporate & Other — Statements of Adjusted Earnings

Other Information
	16	DAC and VOBA and Net Derivative Gains (Losses)
	17	Notable Items
	18	Variable Annuity Separate Account Returns and Allocations
	19	Summary of Investments
	20	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share

	A-8	Reconciliation of Return on Equity to Adjusted Return on Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.
The information presented in this financial supplement is derived from the consolidated financial statements of Brighthouse Financial, Inc. for periods subsequent to the separation from MetLife, Inc. that occurred on August 4, 2017, and is derived from the combined financial information of the MetLife U.S. Retail Separation Business for periods prior to the separation. The combined financial information was prepared in connection with the separation of a substantial portion of MetLife, Inc.’s former Retail segment as well as certain portions of its former Corporate Benefit Funding segment, and presents the combined results of operations and financial condition of certain former direct and indirect subsidiaries and certain of its current and former affiliates. As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc., the entity that subsequent to the separation holds, through its subsidiaries, the assets (including the equity interests of certain former MetLife, Inc. subsidiaries) and liabilities associated with MetLife, Inc.’s former Brighthouse Financial segment.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except share and per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net income (loss) available to shareholders (1)	$(67)	$668	$(943)	$246	$(349)
Adjusted earnings (1) (2)	$283	$992	$(676)	$324	$280
Total corporate expenses (3)	$230	$287	$241	$226	$215

Stockholders' Equity (4)
Ending Brighthouse Financial, Inc.’s stockholders’ equity	$13,608	$14,515	$13,766	$16,415	$15,116
Ending AOCI (5)	801	1,676	1,308	1,894	1,506
Ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI (5)	$12,807	$12,839	$12,458	$14,521	$13,610
Pro forma ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI (6)	N/A	N/A	N/A	$12,170	N/A

Return on Equity
Return on equity	(0.7)%	(2.5)%	(17.9)%	(12.2)%	(21.4)%
Return on equity, excluding AOCI (2)	(0.7)%	(2.8)%	(20.1)%	(13.8)%	(24.3)%
Adjusted return on equity (2)	7.0%	6.9%	(1.0)%	5.9%	4.1%

Per Common Share
Net income (loss) available to shareholders per common share (2)	$(0.56)	$5.58	$(7.87)	N/A	N/A
Adjusted earnings per common share (2)	$2.36	$8.28	$(5.64)	N/A	N/A

Book value per common share (2)	$113.61	$121.19	$114.93	N/A	N/A
Book value per common share, excluding AOCI (2)	$106.93	$107.19	$104.01	N/A	N/A

Common Shares
Weighted average common shares outstanding - basic	119,773,106	119,773,106	119,773,106	N/A	N/A
Weighted average common shares outstanding - diluted (2)	119,773,106	119,773,106	119,773,106	N/A	N/A

Ending common shares outstanding	119,773,106	119,773,106	119,773,106	N/A	N/A
Ending common shares outstanding - diluted (2)	119,773,106	119,773,106	119,773,106	N/A	N/A

(1) The Company recorded a non-cash tax expense of $1.1 billion in the third quarter of 2017 related to a tax obligation triggered prior to the separation, recognized by the Company’s former parent. This tax expense had no impact on the book value of Brighthouse.

(2) See definitions for non-GAAP and other financial disclosures in the appendix beginning on Page A-2.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) For periods ending prior to the separation, stockholders’ equity was previously reported as shareholder’s net investment.
(5) Ending AOCI and Ending Brighthouse Financial, Inc.'s stockholders' equity, excluding AOCI, have been recast as of December 31, 2017 to conform to amounts presented in Brighthouse Financial, Inc.'s annual report on Form 10-K for the year ended December 31, 2017. The change was made as a result of the adoption of accounting guidance related to the accounting for deferred taxes that was issued subsequent to the filing of the Q4 2017 Financial Supplement.

(6) Ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI, as of June 30, 2017 has been adjusted for subsequent separation transactions, including the distribution to MetLife, Inc. of $1.8 billion and a tax separation liability of $600 million.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Revenues	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Premiums	$229	$233	$236	$218	$176	$229	$176
Universal life and investment-type product policy fees	1,002	963	1,025	957	953	1,002	953
Net investment income	817	769	761	766	782	817	782
Other revenues	105	322	93	162	74	105	74
Revenues before NIGL and NDGL	2,153	2,287	2,115	2,103	1,985	2,153	1,985
Net investment gains (losses)	(4)	6	21	—	(55)	(4)	(55)
Net derivative gains (losses)	(334)	(413)	(164)	(78)	(965)	(334)	(965)
Total revenues	$1,815	$1,880	$1,972	$2,025	$965	$1,815	$965

Expenses
Interest credited to policyholder account balances	$267	$273	$279	$284	$275	$267	$275
Policyholder benefits and claims	738	904	1,083	785	864	738	864
Amortization of DAC and VOBA	305	231	123	21	(148)	305	(148)
Interest expense on debt	37	37	34	37	45	37	45
Other expenses	581	657	577	577	519	581	519
Total expenses	1,928	2,102	2,096	1,704	1,555	1,928	1,555
Income (loss) before provision for income tax	(113)	(222)	(124)	321	(590)	(113)	(590)
Provision for income tax expense (benefit)	(48)	(890)	819	75	(241)	(48)	(241)
Net income (loss)	(65)	668	(943)	246	(349)	(65)	(349)
Less: Net income (loss) attributable to noncontrolling interests	2	—	—	—	—	2	—
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(67)	$668	$(943)	$246	$(349)	$(67)	$(349)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investments:
Fixed maturity securities available-for-sale	$63,178	$64,991	$63,565	$63,507	$60,870
Equity securities (1)	160	161	195	206	215
Mortgage loans, net	11,308	10,742	10,431	10,263	9,908
Policy loans	1,517	1,523	1,522	1,513	1,512
Real estate joint ventures	441	433	407	302	242
Other limited partnership interests	1,700	1,669	1,654	1,623	1,596
Short-term investments	293	312	1,149	1,286	1,058
Other invested assets (1)	2,452	2,507	2,736	3,109	3,892
Total investments	81,049	82,338	81,659	81,809	79,293
Cash and cash equivalents	1,888	1,857	1,698	4,443	5,812
Accrued investment income	640	601	641	608	641
Reinsurance recoverables	12,746	12,763	12,727	12,732	12,869
Premiums and other receivables	781	762	864	683	817
DAC and VOBA	6,083	6,286	6,414	6,464	6,500
Current income tax recoverable	832	740	1,772	1,423	1,247
Other assets	593	588	647	600	644
Separate account assets	114,385	118,257	116,857	115,566	115,365
Total assets	$218,997	$224,192	$223,279	$224,328	$223,188
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$36,223	$36,616	$36,035	$34,352	$33,622
Policyholder account balances	37,940	37,783	37,298	37,296	36,986
Other policy-related balances	2,991	2,985	2,964	2,985	3,009
Payables for collateral under securities loaned and other transactions	4,244	4,169	4,569	7,121	7,177
Long-term financing obligations:
Debt	3,609	3,612	3,615	3,016	807
Reserve financing	—	—	—	—	3,897
Deferred income tax liability	752	927	2,116	2,337	2,445
Other liabilities	5,180	5,263	5,994	5,190	4,764
Separate account liabilities	114,385	118,257	116,857	115,566	115,365
Total liabilities	205,324	209,612	209,448	207,863	208,072
Equity
Common stock	1	1	1	—	—
Additional paid-in capital	12,432	12,432	12,418	—	—
Retained earnings	374	406	39	—	—
Shareholder’s net investment	—	—	—	14,521	13,610
Accumulated other comprehensive income (loss)	801	1,676	1,308	1,894	1,506
Total Brighthouse Financial, Inc.’s stockholders’ equity	13,608	14,515	13,766	16,415	15,116
Noncontrolling interests	65	65	65	50	—
Total equity	13,673	14,580	13,831	16,465	15,116
Total liabilities and equity	$218,997	$224,192	$223,279	$224,328	$223,188

(1) The Company reclassified $71 million as of December 31, 2017, $70 million as of September 30, 2017, $72 million as of June 30, 2017 and $75 million as of March 31, 2017 of FHLB common stock from equity securities to other invested assets, principally at estimated fair value, to conform to current presentation.

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended March 31, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$45	$158	$—	$26	$229
Universal life and investment-type product policy fees	640	103	199	(3)	939
Net investment income	363	108	343	11	825
Other revenues	99	—	6	—	105
Total adjusted revenues	$1,147	$369	$548	$34	$2,098

Adjusted expenses
Interest credited to policyholder account balances	$146	$31	$90	$—	$267
Policyholder benefits and claims	180	165	347	14	706
Amortization of DAC and VOBA	143	29	—	5	177
Interest expense on debt	—	—	—	37	37
Other operating costs	406	63	48	64	581
Total adjusted expenses	875	288	485	120	1,768
Adjusted earnings before provision for income tax	272	81	63	(86)	330
Provision for income tax expense (benefit)	46	15	13	(29)	45
Adjusted earnings after provision for income tax	226	66	50	(57)	285
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Adjusted earnings	$226	$66	$50	$(59)	$283

	For the Three Months Ended March 31, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$50	$100	$—	$26	$176
Universal life and investment-type product policy fees	632	83	173	(3)	885
Net investment income	327	107	358	66	858
Other revenues	65	—	8	—	73
Total adjusted revenues	$1,074	$290	$539	$89	$1,992

Adjusted expenses
Interest credited to policyholder account balances	$152	$28	$94	$—	$274
Policyholder benefits and claims	160	147	299	10	616
Amortization of DAC and VOBA	94	45	6	5	150
Interest expense on debt	—	—	15	30	45
Other operating costs	358	85	51	21	515
Total adjusted expenses	764	305	465	66	1,600
Adjusted earnings before provision for income tax	310	(15)	74	23	392
Provision for income tax expense (benefit)	82	(8)	25	13	112
Adjusted earnings after provision for income tax	228	(7)	49	10	280
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Adjusted earnings	$228	$(7)	$49	$10	$280

Financial Supplement	6

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Premiums	$45	$33	$44	$48	$50	$45	$50
Universal life and investment-type product policy fees	640	645	629	639	632	640	632
Net investment income	363	329	310	311	327	363	327
Other revenues	99	93	87	128	65	99	65
Total adjusted revenues	$1,147	$1,100	$1,070	$1,126	$1,074	$1,147	$1,074

Adjusted expenses
Interest credited to policyholder account balances	$146	$148	$153	$152	$152	$146	$152
Policyholder benefits and claims	180	153	258	163	160	180	160
Amortization of DAC and VOBA	143	102	(228)	112	94	143	94
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	406	422	399	386	358	406	358
Total adjusted expenses	875	825	582	813	764	875	764
Adjusted earnings before provision for income tax	272	275	488	313	310	272	310
Provision for income tax expense (benefit)	46	67	133	87	82	46	82
Adjusted earnings	$226	$208	$355	$226	$228	$226	$228

Financial Supplement	7

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD ANNUITIES ACCOUNT VALUE (1)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Account value, beginning of period	$120,333	$118,574	$116,830	$115,920	$113,271
Deposits	1,074	1,128	981	965	930
Withdrawals, surrenders and contract benefits	(2,853)	(2,799)	(2,402)	(2,689)	(2,585)
Net flows	(1,779)	(1,671)	(1,421)	(1,724)	(1,655)
Investment performance (2)	(695)	4,129	3,873	3,330	4,949
Policy charges and other	(681)	(699)	(708)	(696)	(645)
Account value, end of period	$117,178	$120,333	$118,574	$116,830	$115,920

FIXED ANNUITIES ACCOUNT VALUE
Account value, beginning of period	$13,062	$13,123	$13,230	$13,369	$13,523
Deposits	205	232	113	47	48
Withdrawals, surrenders and contract benefits	(320)	(374)	(331)	(298)	(313)
Net flows	(115)	(142)	(218)	(251)	(265)
Interest credited	105	106	111	112	111
Other	(16)	(25)	—	—	—
Account value, end of period	$13,036	$13,062	$13,123	$13,230	$13,369

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,541	$4,544	$4,544	$4,531	$4,518

(1) Includes general account and separate account.
(2) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.

Financial Supplement	8

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
VARIABLE & INDEXED ANNUITY SALES	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Shield Annuities (1)	$729	$794	$653	$570	$458	$729	$458
GMWB/GMAB	183	173	190	215	234	183	234
GMDB only	92	94	92	107	115	92	115
GMIB	32	36	25	43	51	32	51
Total variable & indexed annuity sales	$1,036	$1,097	$960	$935	$858	$1,036	$858

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$173	$203	$69	$—	$—	$173	$—
Fixed deferred annuities	34	32	37	47	49	34	49
Single premium immediate annuities	9	6	7	8	12	9	12
Other fixed annuities	4	3	1	5	12	4	12
Total fixed annuity sales	$220	$244	$114	$60	$73	$220	$73

(1) Shield Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreement.

Financial Supplement	9

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Premiums	$158	$172	$164	$142	$100	$158	$100
Universal life and investment-type product policy fees	103	81	134	75	83	103	83
Net investment income	108	79	87	69	107	108	107
Other revenues	—	1	2	19	—	—	—
Total adjusted revenues	$369	$333	$387	$305	$290	$369	$290

Adjusted expenses
Interest credited to policyholder account balances	$31	$48	$40	$40	$28	$31	$28
Policyholder benefits and claims	165	187	161	169	147	165	147
Amortization of DAC and VOBA	29	33	138	7	45	29	45
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	63	58	56	66	85	63	85
Total adjusted expenses	288	326	395	282	305	288	305
Adjusted earnings before provision for income tax	81	7	(8)	23	(15)	81	(15)
Provision for income tax expense (benefit)	15	2	(14)	11	(8)	15	(8)
Adjusted earnings	$66	$5	$6	$12	$(7)	$66	$(7)

Financial Supplement	10

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Variable universal and universal life account value, beginning of period	$2,775	$2,800	$2,818	$2,823	$2,914
Premiums and deposits (1)	66	66	64	76	77
Surrenders and contract benefits	(43)	(49)	(49)	(36)	(124)
Net flows	23	17	15	40	(47)
Net transfers from (to) separate account	14	7	14	17	17
Interest credited	26	30	29	19	22
Policy charges and other	(75)	(79)	(76)	(81)	(83)
Variable universal and universal life account value, end of period	$2,763	$2,775	$2,800	$2,818	$2,823

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,250	$5,107	$4,977	$4,886	$4,704
Premiums and deposits	62	60	65	70	70
Surrenders and contract benefits	(68)	(69)	(58)	(71)	(67)
Net flows	(6)	(9)	7	(1)	3
Investment performance	(2)	215	196	171	250
Net transfers from (to) general account	(14)	(7)	(14)	(17)	(17)
Policy charges and other	(54)	(56)	(59)	(62)	(54)
Variable universal life account value, end of period	$5,174	$5,250	$5,107	$4,977	$4,886

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	11

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
LIFE SALES	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Whole life	$—	$—	$1	$5	$9	$—	$9
Term life	1	1	2	3	6	1	6
Variable universal life	—	—	—	2	1	—	1
Universal life without secondary guarantees	1	2	2	1	1	1	1
Total life sales	$2	$3	$5	$11	$17	$2	$17

	As of
LIFE INSURANCE IN-FORCE	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Whole Life
Life Insurance in-force, before reinsurance	$22,890	$23,204	$23,532	$23,881	$24,090
Life Insurance in-force, net of reinsurance	$3,764	$3,820	$3,747	$3,827	$3,089

Term Life
Life Insurance in-force, before reinsurance	$448,431	$453,804	$459,001	$464,872	$470,405
Life Insurance in-force, net of reinsurance	$338,841	$342,487	$329,833	$333,685	$120,791

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$58,894	$60,514	$61,408	$62,142	$62,760
Life Insurance in-force, net of reinsurance	$41,020	$42,009	$40,183	$39,909	$32,602

Financial Supplement	12

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Premiums	$—	$—	$—	$1	$—	$—	$—
Universal life and investment-type product policy fees	199	169	196	175	173	199	173
Net investment income	343	339	348	354	358	343	358
Other revenues	6	8	3	15	8	6	8
Total adjusted revenues	$548	$516	$547	$545	$539	$548	$539

Adjusted expenses
Interest credited to policyholder account balances	$90	$76	$86	$91	$94	$90	$94
Policyholder benefits and claims	347	493	287	288	299	347	299
Amortization of DAC and VOBA	—	1	—	—	6	—	6
Interest expense on debt	—	—	—	8	15	—	15
Other operating costs	48	71	55	79	51	48	51
Total adjusted expenses	485	641	428	466	465	485	465
Adjusted earnings before provision for income tax	63	(125)	119	79	74	63	74
Provision for income tax expense (benefit)	13	(45)	36	27	25	13	25
Adjusted earnings	$50	$(80)	$83	$52	$49	$50	$49

Financial Supplement	13

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Account value, beginning of period	$6,285	$6,292	$6,282	$6,258	$6,252
Premiums and deposits (1)	197	199	200	215	208
Surrenders and contract benefits	(69)	(27)	(17)	(30)	(42)
Net flows	128	172	183	185	166
Interest credited	59	59	61	76	65
Policy charges and other	(237)	(238)	(234)	(237)	(225)
Account value, end of period	$6,235	$6,285	$6,292	$6,282	$6,258

	As of
LIFE INSURANCE IN-FORCE	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$82,857	$82,747	$83,325	$83,645	$83,587
Life Insurance in-force, net of reinsurance	$37,451	$37,133	$35,243	$35,356	$24,556

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	14

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Premiums	$26	$28	$28	$27	$26	$26	$26
Universal life and investment-type product policy fees	(3)	(3)	(4)	(3)	(3)	(3)	(3)
Net investment income	11	33	35	58	66	11	66
Other revenues	—	222	—	—	—	—	—
Total adjusted revenues	$34	$280	$59	$82	$89	$34	$89

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	14	14	21	17	10	14	10
Amortization of DAC and VOBA	5	5	4	6	5	5	5
Interest expense on debt	37	38	36	28	30	37	30
Other operating costs	64	105	93	20	21	64	21
Total adjusted expenses	120	162	154	71	66	120	66
Adjusted earnings before provision for income tax	(86)	118	(95)	11	23	(86)	23
Provision for income tax expense (benefit)	(29)	(741)	1,025	(23)	13	(29)	13
Adjusted earnings after provision for income tax	(57)	859	(1,120)	34	10	(57)	10
Less: Net income (loss) attributable to noncontrolling interests	2	—	—	—	—	2	—
Adjusted earnings	$(59)	$859	$(1,120)	$34	$10	$(59)	$10

Other
Information

Financial Supplement	16

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Balance, beginning of period	$6,286	$6,414	$6,464	$6,500	$6,293
Capitalization	76	73	72	47	68
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	(128)	(90)	(209)	105	297
Notable items, included in adjusted expenses	—	—	229	—	—
Other amortization, included in adjusted expenses	(177)	(140)	(143)	(125)	(149)
Total amortization	(305)	(230)	(123)	(20)	148
Unrealized investment gains (losses)	26	29	1	(63)	(9)
Other	—	—	—	—	—
Balance, end of period	$6,083	$6,286	$6,414	$6,464	$6,500
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Annuities	$4,873	$5,046	$5,142	$5,076	$5,106
Life	1,082	1,106	1,134	1,248	1,253
Run-off	5	6	6	2	5
Corporate & Other	123	128	132	138	136
Total DAC and VOBA	$6,083	$6,286	$6,414	$6,464	$6,500

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net derivative gains (losses):
Variable annuity embedded derivatives (2)	$503	$190	$579	$212	$291
Variable annuity hedges	(371)	(548)	(730)	(471)	(1,070)
ULSG hedges	(448)	(43)	(9)	267	(44)
Other hedges and embedded derivatives	(26)	(23)	(22)	(113)	(218)
Subtotal	(342)	(424)	(182)	(105)	(1,041)
Investment hedge adjustments	8	11	18	27	76
Total net derivative gains (losses)	$(334)	$(413)	$(164)	$(78)	$(965)
(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to adjusted earnings.
(2) Beginning with the period ended September 30, 2017, in connection with the transition to our new variable annuity hedge program, the change in value of embedded derivative liabilities associated with Shield Annuities is included in and presented with variable annuity embedded derivatives.

Financial Supplement	17

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Actuarial items and other insurance adjustments	$(32)	$91	$(134)	$—	$—
Establishment costs	37	47	31	—	—
Separation related transactions	—	14	1,073	(42)	—
Tax reform adjustment (1)	—	(947)	—	—	—
Other	—	—	—	—	—
Total notable items (2)	$5	$(795)	$970	$(42)	$—

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$(142)	$(25)	$—
Life	(16)	—	17	(12)	—
Run-off	(16)	91	(9)	(5)	—
Corporate & Other	37	(886)	1,104	—	—
Total notable items (2)	$5	$(795)	$970	$(42)	$—

(1) The notable item for the three month period ended December 31, 2017 includes a reduction of $222 million in a tax-related obligation to our former parent, MetLife, Inc.
(2) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	18

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total Quarterly VA separate account gross returns	(0.72)%	3.81%	3.61%	3.11%	4.72%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS (1)
Percent allocated to equity funds	25.24%	25.28%	25.10%	24.99%	24.93%
Percent allocated to bond funds/other funds	8.26%	8.16%	8.33%	8.45%	8.53%
Percent allocated to target volatility funds	22.69%	22.71%	22.48%	22.31%	22.05%
Percent allocated to balanced funds	43.81%	43.85%	44.09%	44.25%	44.49%

(1) Prior period amounts have been represented to conform to current period fund classifications.

Financial Supplement	19

Summary of Investments (Unaudited, dollars in millions)

	March 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$23,252	28.04%	$22,957	27.27%
U.S. government and agency securities	13,958	16.83%	16,292	19.35%
Residential mortgage-backed securities	7,915	9.54%	7,977	9.47%
Foreign corporate securities	6,916	8.34%	7,023	8.34%
State and political subdivision securities	4,088	4.93%	4,181	4.97%
Commercial mortgage-backed securities	3,840	4.63%	3,423	4.07%
Asset-backed securities	1,902	2.29%	1,829	2.17%
Foreign government securities	1,307	1.58%	1,309	1.55%
Total fixed maturity securities	63,178	76.18%	64,991	77.19%
Equity securities (1)	160	0.19%	161	0.19%
Mortgage loans:
Commercial mortgage loans	7,629	9.20%	7,260	8.62%
Agricultural mortgage loans	2,435	2.94%	2,276	2.70%
Residential mortgage loans	1,188	1.43%	1,138	1.35%
Valuation allowances	(49)	(0.06)%	(47)	(0.06)%
Commercial mortgage loans held by CSEs	105	0.13%	115	0.14%
Total mortgage loans, net	11,308	13.64%	10,742	12.75%
Policy loans	1,517	1.83%	1,523	1.81%
Real estate joint ventures	441	0.53%	433	0.51%
Other limited partnership interests	1,700	2.05%	1,669	1.98%
Cash, cash equivalents and short-term investments	2,181	2.63%	2,169	2.58%
Other invested assets:
Derivatives:
Interest rate	860	1.04%	1,112	1.32%
Equity markets	1,194	1.44%	937	1.11%
Foreign currency exchange rate	116	0.14%	165	0.20%
Credit	31	0.04%	40	0.05%
Total derivatives	2,201	2.66%	2,254	2.68%
FHLB common stock (1)	70	0.08%	71	0.09%
Other	181	0.21%	182	0.22%
Total other invested assets (1)	2,452	2.95%	2,507	2.99%
Total investments and cash and cash equivalents	$82,937	100.00%	$84,195	100.00%

	For the Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net investment income yield (2)	4.50%	4.30%	4.32%	4.40%	4.74%

(1) The Company reclassified $71 million as of December 31, 2017 of FHLB common stock from equity securities to other invested assets, principally at estimated fair value, to conform to current presentation.

(2) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.

Financial Supplement	20

Select Actual and Preliminary Statutory Financial Results (1) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
REVENUE AND EXPENSES	March 31, 2018 (2)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018 (2)	March 31, 2017
Total revenues (Line 9)	$2,800	$2,834	$2,647	$3,194	$8,889	$2,800	$8,889
Total benefits and expenses before dividends to policyholders (Line 28)	$2,200	$2,012	$1,763	$2,501	$9,246	$2,200	$9,246

	For the Three Months Ended					For the Three Months Ended
NET INCOME (LOSS)	March 31, 2018 (2)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018 (2)	March 31, 2017
Gain (loss) from operations net of taxes (Line 33)	$700	$822	$686	$114	$(279)	$700	$(279)
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(1,000)	(578)	(403)	(234)	(463)	(1,000)	(463)
Net income (loss) (Line 35)	$(300)	$244	$283	$(120)	$(742)	$(300)	$(742)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	March 31, 2018 (2)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Combined total adjusted capital	$6,500	$6,625	$6,648	$6,377	$4,217

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months ended March 31, 2018.

Appendix

Financial Supplement	A-1

This financial supplement and other written or oral statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “forecast,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation from MetLife (the “Separation”) and the recapitalization actions.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; our degree of leverage due to indebtedness incurred in connection with the Separation; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; the impact of the Separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; whether all or any portion of the Separation tax consequences are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of the Tax Cuts and Jobs Act and other potential future tax legislation that could decrease the value of our tax attributes, lead to increased RBC requirements and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2017, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our periodic reports, current reports on Form 8-K and other documents we file from time to time with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per share
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per share
(vii)	adjusted return on equity	(vii)	return on equity
(viii)	adjusted return on equity, less notable items	(viii)	return on equity
(ix)	adjusted net investment income	(ix)	net investment income

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding (i) the impact of market volatility, which could distort trends, and (ii) businesses that have been or will be sold or exited by us, referred to as divested businesses.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•
Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Amortization of unearned revenue related to net investment gains (loss) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”)(1).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”)(1);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments(1).

The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

(1) Collectively, amounts related to GMIB, excluding amounts recorded in NDGL, may be referred to as “GMIB adjustments.”

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Earnings per Common Share and Adjusted Return on Equity

Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments and excluding the incremental net investment income from CSEs.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “stockholders’ equity.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, including AOCI, divided by ending common shares outstanding - diluted. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI, divided by ending common shares outstanding - diluted.

CTE95

As part of our variable annuity risk management strategy, we intend to support our variable annuity business with assets consistent with those required at a Conditional Tail Expectation ("CTE") 95 level, which is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 5 percent of 1,000 capital market scenarios over the life of the contracts ("CTE95").

Financial Supplement	A-5

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Sales

Statistical sales information for Life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.

Adjusted Statutory Earnings

Adjusted statutory earnings is a measure of our ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the variable annuities reserve methodology (Actuarial Guideline 43) and including both the reserve and capital methodology based CTE95 calculation and unrealized gains (losses) associated with the variable annuities risk management strategy.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMLB	Guaranteed minimum living benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NCI	Noncontrolling interests
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PAB	Policyholder account balances
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to
Adjusted Earnings per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net income (loss) available to shareholders	$(67)	$668	$(943)	$246	$(349)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(4)	6	21	—	(55)
Less: Net derivative gains (losses)	(342)	(424)	(182)	(105)	(1,041)
Less: GMIB adjustments	(133)	(76)	(488)	42	132
Less: Market value adjustments	31	(3)	(1)	(11)	(6)
Less: Other	5	—	22	(31)	(12)
Less: Provision for income tax (expense) benefit on reconciling adjustments	93	173	361	27	353
Adjusted earnings	$283	$992	$(676)	$324	$280

Net income (loss) available to shareholders per common share	$(0.56)	$5.58	$(7.87)	N/A	N/A
Less: Net investment gains (losses)	(0.03)	0.05	0.18	N/A	N/A
Less: Net derivative gains (losses)	(2.86)	(3.54)	(1.52)	N/A	N/A
Less: GMIB adjustments	(1.11)	(0.63)	(4.07)	N/A	N/A
Less: Market value adjustments	0.26	(0.02)	(0.01)	N/A	N/A
Less: Other	0.04	—	0.18	N/A	N/A
Less: Provision for income tax (expense) benefit on reconciling adjustments	0.78	1.44	3.01	N/A	N/A
Adjusted earnings per common share	$2.36	$8.28	$(5.64)	N/A	N/A

Financial Supplement	A-8

Reconciliation of Return on Equity to Adjusted Return on Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net income (loss) available to shareholders	$(96)	$(378)	$(2,811)	$(2,026)	$(3,695)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	23	(28)	(97)	(92)	(72)
Less: Net derivative gains (losses)	(1,053)	(1,752)	(4,095)	(4,490)	(7,421)
Less: GMIB adjustments	(655)	(390)	(135)	312	1,206
Less: Market value adjustments	16	(21)	16	15	4
Less: Other	(4)	(21)	(24)	(199)	(375)
Less: Provision for income tax (expense) benefit on reconciling adjustments	654	914	1,658	1,557	2,337
Adjusted earnings	$923	$920	$(134)	$871	$626

	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Brighthouse Financial, Inc.’s stockholders’ equity	$14,684	$14,935	$15,666	$16,605	$17,258
Accumulated other comprehensive income (loss) (AOCI)	1,437	1,530	1,682	1,947	2,060
Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI	$13,247	$13,405	$13,983	$14,658	$15,198

	Five Quarters Average Stockholders' Equity Basis
ADJUSTED RETURN ON EQUITY	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Return on equity	(0.7)%	(2.5)%	(17.9)%	(12.2)%	(21.4)%
Return on AOCI	(6.7)%	(24.7)%	(167.1)%	(104.1)%	(179.4)%
Return on equity, excluding AOCI	(0.7)%	(2.8)%	(20.1)%	(13.8)%	(24.3)%
Return on adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Return on net investment gains (losses)	0.2%	(0.2)%	(0.7)%	(0.6)%	(0.5)%
Less: Return on net derivative gains (losses)	(8.0)%	(13.0)%	(29.3)%	(30.6)%	(48.8)%
Less: Return on GMIB adjustments	(4.9)%	(2.9)%	(1.0)%	2.1%	7.9%
Less: Return on market value adjustments	0.1%	(0.2)%	0.1%	0.1%	—%
Less: Return on other	—%	(0.2)%	(0.2)%	(1.4)%	(2.5)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	4.9%	6.8%	11.9%	10.6%	15.4%
Adjusted return on equity	7.0%	6.9%	(1.0)%	5.9%	4.1%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Total revenues	$1,815	$1,880	$1,972	$2,025	$965	$1,815	$965
Less: Net investment gains (losses)	(4)	6	21	—	(55)	(4)	(55)
Less: Net derivative gains (losses)	(334)	(413)	(164)	(78)	(965)	(334)	(965)
Less: Other GMIB adjustments:
GMIB fees	67	71	70	70	69	67	69
Investment hedge adjustments	(8)	(11)	(19)	(27)	(76)	(8)	(76)
Other	(4)	(2)	1	2	—	(4)	—
Total adjusted revenues	$2,098	$2,229	$2,063	$2,058	$1,992	$2,098	$1,992

Total expenses	$1,928	$2,102	$2,096	$1,704	$1,555	$1,928	$1,555
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	130	37	78	(124)	(240)	130	(240)
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	61	106	486	158	185	61	185
Other	(31)	5	(1)	12	6	(31)	6
Less: Divested business	—	—	(26)	26	4	—	4
Total adjusted expenses	$1,768	$1,954	$1,559	$1,632	$1,600	$1,768	$1,600

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Three Months Ended
NET INVESTMENT GAINS (LOSSES)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	March 31, 2018	March 31, 2017
Investment portfolio gains (losses)	$2	$13	$23	$4	$(51)	$2	$(51)
Investment portfolio writedowns	(3)	(6)	(1)	(3)	(4)	(3)	(4)
Total net investment portfolio gains (losses)	(1)	7	22	1	(55)	(1)	(55)
Net investment gains (losses) related to CSEs	(3)	(1)	(1)	(1)	—	(3)	—
Other	—	—	—	—	—	—	—
Net investment gains (losses)	$(4)	$6	$21	$—	$(55)	$(4)	$(55)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income yield (1)	4.65%	4.46%	4.47%	4.55%	4.89%
Investment fees and expenses	(0.15)%	(0.16)%	(0.15)%	(0.15)%	(0.15)%
Net investment income yield (1)	4.50%	4.30%	4.32%	4.40%	4.74%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.